UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

Amendment No.1

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2019

Alamo Group Inc.
(Exact name of registrant as specified in its charter)

State of Delaware	0-21220	74-1621248
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1627 E. Walnut, Seguin, Texas	78155
(Address of Registrant’s principal executive offices)	(Zip Code)

(830) 379-1480
Registrant's telephone number, including area code:

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock, par value $.10 per share	ALG	New York Stock Exchange

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of
1934 (§240.12b-2 of this chapter).Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01 Explanatory Note

On October 29, 2019, Alamo Group Inc. ("Alamo"), filed a current report on on Form 8-K with the Securities and Exchange Commission regarding the acquisition of Morbark Holdings Group, LLC ("Morbark").  Alamo is filing this amendment and supplement to the original Form 8-K. The sole purpose of this amendment is to provide the financial statements and pro forma information required by Item 9.01, which were excluded from the original filing in reliance on paragraphs (a)(4) and (b)(2), respectively, of Item 9.01 of Form 8-K.

Item 9.01 Financial Statements and Exhibits
(a) Financial Statements of Business Acquired.

Morbark Holdings Group, LLC and Subsidiaries unaudited consolidated financial statements as of and for the nine months ended September 30,2019 and audited consolidated financial statements for the years ended December 31, 2018 and December 31, 2017 are attached hereto as Exhibit 99.1, Exhibit 99.2 and Exhibit 99.3 and incorporated herein by reference.

(b) Pro Forma Financial Information.
The unaudited pro forma combined financial statements, as of and for the nine months ended September 30, 2019, and unaudited pro forma combined financial statements for the fiscal year ended December 31, 2018, and the notes to unaudited pro forma combined financial statements, all giving effect to the acquisition of Morbark, are attached hereto as Exhibit 99.4 to this and incorporated herein by reference.

(d) Exhibits:

Exhibit No.	Description
23.1	Consent of Doren Mayhew CPA's and Advisors, Independent Accountants.
99.1	Unaudited consolidated financial statements of Morbark Holdings Group, LLC and Subsidiaries for the nine months ended September 30, 2019.
99.2	Audited consolidated financial statements of Morbark Holdings Group, LLC and Subsidiaries as of and for the years ended December 31, 2018.
99.3	Audited consolidated financial statements of Morbark Holdings Group, LLC and Subsidiaries as of and for the years ended December 31, 2017.
99.4
Unaudited pro forma combined financial statements as of and for the nine months ended September 30, 2019, and for the fiscal year ended December 31, 2018, and the notes to unaudited pro forma combined financial information.

104	Cover Page Interactive Data File - Inline XBRL for the cover page of this Current Report on Form 8-K

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

January 7, 2020	By: /s/ Edward T. Rizzuti
Edward T. Rizzuti
Vice President, General Counsel & Secretary